SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement
[   ]           Definitive Information Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

PERCIPIO BIOTHERAPEUTICS, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]           No fee required
[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ]           Fee paid previously with preliminary materials

[   ]           check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PERCIPIO BIOTHERAPEUTICS, INC.
10990 Wilshire Blvd., Suite 1410
Los Angeles, California 90024

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Los Angeles, California
*, 2008

     This information statement has been mailed on or about *, 2008 to the stockholders of record on *, 2008 (the “Record Date”) of Percipio Biotherapeutics, Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consents by stockholders holding a majority of the outstanding voting stock of the Company, dated as of October 9, 2008 and October 31, 2008.  The actions to be taken pursuant to the written consent shall be taken on or about *, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Robert Brooke
Director and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENTS OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING VOTING STOCK  IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 9, 2008 AND OCTOBER 31, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to written consents by stockholders holding a majority of the outstanding voting stock of the Company, dated as of October 9, 2008 and October 31, 2008, in lieu of a special meeting of the stockholders.  Such action will be taken on or about *, 2008:

1.           amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.0001 per share (the “Common Stock”), of the Company from 14,925,373 shares to 250,000,000 shares and authorized shares of Preferred Stock, par value $.0001 per share (the “Preferred Stock”), of the Company from 1,492,537 shares to 10,000,000 shares; and

2.           adopt the 2008 Equity Compensation Plan.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 14,925,373 shares of Common Stock, of which 14,891,081 shares were issued and outstanding as of the Record Date.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders.  However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of October 9, 2008 and October 31, 2008 have voted in favor of the foregoing proposals by resolution dated October 9, 2008 and October 31, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.320 of the general corporate law of the State of Nevada.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On October 9, 2008, stockholders of the Company holding a majority of the outstanding voting stock of the Company approved an amendment to the Company’s Certificate of Incorporation to replace Articles Third and Eight in its entirety, which will result in an increase to the number of authorized shares of Common Stock and Preferred Stock.  The Company’s Certificate of Incorporation, as amended, currently authorizes for issuance 14,925,373 shares of Common Stock and 1,492,537 shares of Preferred Stock.  The approval of this amendment to the Certificate of Incorporation will increase the Company’s authorized shares of common stock to 250,000,000 and preferred stock to 10,000,000.  The Company currently has approximately 14,891,081 shares of common stock are issued and outstanding as of the Record Date.

Article Three of the Company’s Certificate of Incorporation will be amended as follows:

Number of shares with par value:	250,000,000 common shares
10,000,000 preferred shares

Par value:	$.0001

Number of shares without par value:	-0-

Article Eight of the Company’s Certificate of Incorporation will be amended  as follows:

EIGHT:  The corporation is authorized to issue two classes of stock.  One class of stock shall be common stock, par value $0.0001 per share, of which the Corporation shall have the authority to issue 250,000,000 shares.  The second class of stock shall be preferred stock, par value $0.0001 per share, of which the corporation shall have the authority to issue 10,000,000 shares.  The preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The full text of the Certificate of Amendment to the Certificate of Incorporation is as set forth on Exhibit A attached hereto.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 14,891,081 shares of the Company's currently authorized 100,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

As of October 9, 2008, the Company had a total of 14,891,081 shares of Common Stock issued and outstanding.  Except as set forth below, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized

•	The Company has reserved an aggregate of 6,000,000 shares in connection with its 2008 Equity Compensation Plan;

•
On August 6, 2008, the Company entered into an Executive Employment Agreement (the “Brooke Agreement”) with Brooke providing that Brooke will serve as the Chief Executive Officer of the Company.  The Brooke Agreement is for a period of two years.  Brooke may be terminated at any time.  However, in the event that Brooke’s termination is not for cause, then Brooke will be entitled to receive an amount equal to 12 months of the then-current base salary payable in the form of salary continuation less any remuneration paid to Brooke because of Executive's employment or self-employment during the severance period.  Brooke will not be entitled to receive severance if he is terminated for cause, death or disability.  Brooke will receive a base salary of $75,000 and an option to purchase 2,538,000 shares of the common stock of the Company.  The price per share of the option is $0.00067.  The option will expire on August 6, 2013, will vest in full immediately, and will be issued as soon as practicable after sufficient common shares have been authorized under the Company’s Articles of Incorporation.  The shares underlying the option shall have piggyback registration rights.

•
On August 6, 2008, the Company entered into an Executive Employment Agreement (the “McKilligan Agreement”) with McKilligan providing that McKilligan will serve as the Chief Financial Officer, Secretary and General Counsel of the Company.  The McKilligan Agreement is for a period of two years.  McKilligan may be terminated at any time.  However, in the event that McKilligan’s termination is not for cause, then McKilligan will be entitled to receive an amount equal to three months of the then-current base salary payable in the form of salary continuation less any remuneration paid to McKilligan because of Executive's employment or self-employment during the severance period.  McKilligan will not be entitled to receive severance if he is terminated for cause, death or disability.  McKilligan will receive a base salary of $30,000 and an option to purchase 846,000 shares of the common stock of the Company.  The price per share of the option is $0.00067.  The option will expire on August 6, 2013, will vest in full immediately, and will be issued as soon as practicable after sufficient common shares have been authorized under the Company’s Articles of Incorporation.  McKilligan is also entitled to receive a bonus when declared by the Board of Directors of the Company.  The shares underlying the option shall have piggyback registration rights.

2008 EQUITY COMPENSATION PLAN

On October 31, 2008, the majority stockholders approved the 2008 Equity Compensation Plan (the "2008 Plan") and authorized 6,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2008 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2008 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices.  The 2008 Plan is attached hereto as Exhibit B.

General

The 2008 Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 6,000,000 shares of Common Stock for issuance under the 2008 Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2008 Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2008 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2008 Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2008 Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2008 Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2008 Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2008 Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2008 Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2008 Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2008 Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2008 Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2008 Plan), or in the case of the grant of an ISO to a principal stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 100% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten  (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2008 Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2008 Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2008 Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2008 PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2008 PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2008 Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2008 Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2008 Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2008 Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2008 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 5, 2008 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name and Address of Beneficial Owner	Director/Office	Amount and Nature of Beneficial Ownership (2)		Percentage of Class
Robert Brooke (3)	Y	2,538,000	(4)	14.56%
Richard McKilligan (3)	Y	846,000	(4)	5.38%
Pro Fund Administration Ltd. (5)	N	6,768,000		45.45%
Bristol Investment Fund Ltd (6)	N	6,429,600		43.18%
All offices and directors as a group (2 persons)		3,384,000		18.52%

(1)   Except as otherwise indicated, the address of each beneficial owner is c/o Percipio Biotherapeutics, Inc., 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024.

(2)   Percentages of common stock are computed on the basis of 14,891,081 shares of common stock outstanding as of November 6, 2008 and include in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only.

(3) An officer and/or director of the Company.

(4) Represents shares of common stock issuable upon exercise of a stock option at $.00067 per share.  As of the date hereof, the stock options are not currently outstanding.  In accordance with the employment agreement entered with each of the executives, the Company has agreed to issue such option immediately upon the Company having an adequate number of shares available under the Company’s articles of incorporation.  The option, upon issuance, will expire on August 6, 2013, will vest in full immediately, and will be issued as soon as practicable after sufficient common shares have been authorized under the Company’s Articles of Incorporation.

(5) Ivan Nygaard  has dispositive control over the securities of the Company held by Pro Fund Administration Ltd..

(6) Bristol Capital Advisors, LLC ("BCA") is the investment advisor to Bristol Investment Fund, Ltd. ("Bristol"). Paul Kessler is manager of BCA and as such has voting and investment control over the securities held by Bristol. Mr. Kessler disclaims beneficial ownership of these securities.

ADDITIONAL INFORMATION

The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Richard McKilligan, Chief Financial Officer, Percipio Biotherapeutics, Inc., 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024; 310-696-0333 x125.

By Order of the Board of Directors,

/s/ Robert Brooke
Robert Brooke
Director and Chief Executive Officer

Los Angeles, California
*, 2008

EXHIBIT A

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY • DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorrooration
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1. Name of corporation:
Percipio Biotherapeutics, Inc.

2. The articles have been amended as follows: (provide article numbers, if available) Article Three:
Number of shares with par value:                250,000,000 common shares
10,000,000 preferred shares

Par value:                                                          $.0001

Number of shares without par value: -0-(see Exhibit A)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: :October 9, 2008

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)

X

Signature of Officer
*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. of State Amend Profit-After

This form must be accompanied by appropriate fees.	Nevada Secretary Revised: 7-1-08

A-1

Exhibit A

Article Eight:

EIGHT: The corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.0001 per share, of which the Corporation shall have the authority to issue 250,000,000 shares. The second class of stock shall be preferred stock, par value $0.0001 per share, of which the corporation shall have the authority to issue 10,000,000 shares. The preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

A-2

EXHIBIT B – 2008 Equity Compensation Plan

PERCIPIO BIOTHERAPEUTICS, INC.

2008 EQUITY COMPENSATION PLAN

I.  ESTABLISHMENT OF PLAN; DEFINITIONS

1.           Purpose.  The purpose of the Percipio Biotherapeutics, Inc. 2008 Equity Compensation Plan is to encourage certain, officers, employees, directors, and consultants of Percipio Biotherapeutics, Inc., a Nevada corporation (the "Company"), to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting the interests of the Company, and to enable the Company to attract and retain capable individuals.

2.           Definitions.  Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

(a)           "Board" shall mean the Board of Directors of the Company.

(b)           "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

(c)           "Committee" shall mean (i) a committee made up of members of the Board who shall, from time to time, be appointed by the Board, or (ii) if no such committee is formed, the Board.

(d)           "Company" shall mean Percipio Biotherapeutics, Inc., a Nevada corporation.

(e)           "Consultants" shall mean individuals who provide services to the Company and any Subsidiary who are not Employees or Directors.

(f)            "Directors" shall mean the members of the Board of Directors of the Company.

(g)           "Disability" shall mean a medically determinable physical or mental condition which causes an Employee, Director, or Consultant to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration.

(h)           "Employee" shall mean any common law employee, including officers, of the Company or any Subsidiary as determined under the Code and the Treasury Regulations thereunder.

(i)            "Fair Market Value" shall mean (i) if the Stock is listed on a national securities exchange or the NASDAQ system, the mean between the highest and lowest sales prices for the Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Stock is not listed on a national securities exchange or the NASDAQ system, the mean between the bid and asked prices for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Company’s Board of Directors.

(j)            "Grantee" shall mean an officer, Employee, Director, or Consultant granted a Stock Option or Stock Award under this Plan.+

(k)           "Incentive Stock Option" shall mean an option granted pursuant to the Incentive Stock Option provisions as set forth in Part II of this Plan.

(l)            "Non-Qualified Stock Option" shall mean an option granted pursuant to the Non-Qualified Stock Option provisions as set forth in Part III of this Plan.

(m)          "Plan" shall mean the Percipio Biotherapeutics, Inc. 2008 Equity Compensation Plan as set forth herein and as amended from time to time.

(n)           "Restricted Stock" shall mean Stock which is issued pursuant to the Restricted Stock Award provisions as set forth in Part IV of this Plan.

(o)           "Stock" shall mean authorized but unissued shares of the Common Stock of the Company or reacquired shares of the Company's Common Stock.

(p)           "Stock Appreciation Right" shall mean a stock appreciation right granted pursuant to the Stock Appreciation Right provisions as set forth in Part II and III of this Plan.

(q)           "Stock Award" shall mean an award of Restricted or Unrestricted Stock granted pursuant to this Plan.

(r)            "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of Stock.

(s)            “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with and including the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(t)            "Ten Percent Shareholder" shall mean an Employee who at the time a Stock Option is granted owns stock representing more than ten percent (10%) of the total combined voting power of all stock of the Company or of its parent or subsidiary corporation.

(u)           "Unrestricted Stock" shall mean Stock which is issued pursuant to the Unrestricted Stock provisions as set forth in Part V of this Plan.

3.           Shares of Stock Subject to the Plan.  Subject to the provisions of Paragraph 2 of Part VI of the Plan, the Stock which may be issued or transferred pursuant to Stock Options and Stock Awards granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed [One Million Five Hundred Thousand (1,500,000)] shares in the aggregate.  If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Stock which are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options.  There shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.

4.           Administration of the Plan.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option agreements, and to make all other determinations necessary or advisable for the administration of the Plan.  Any controversy or claim arising out of or related to this Plan shall be determined unilaterally by and at the sole discretion of the Committee.

5.           Amendment or Termination.  The Board may, at any time, alter, amend, suspend, discontinue, or terminate this Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Awards or Stock Options previously granted and no amendment, without the approval of the stockholders of the Company, shall increase the maximum number of shares which may be awarded under the Plan in the aggregate, materially increase the benefits accruing to Grantees under the Plan, change the class of Employees eligible to receive options under the Plan, or materially modify the eligibility requirements for participation in the Plan.

6.           Effective Date and Duration of the Plan.  This Plan shall become effective on [September xx], 2008.  This Plan shall terminate at such time as may be determined by the Board, and no Stock Award or Stock Option may be issued or granted under the Plan thereafter, but such termination shall not affect any Stock Award or Stock Option theretofore issued or granted.

II.  INCENTIVE STOCK OPTION PROVISIONS

1.           Granting of Incentive Stock Options.

(a)           Only Employees of the Company shall be eligible to receive Incentive Stock Options under the Plan.  Officers, Directors, and Consultants of the Company who are not also Employees shall not be eligible to receive Incentive Stock Options.

(b)           The purchase price of each share of Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted; provided, however, that the purchase price of each share of Stock subject to an Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of a share of the Stock on the date the Incentive Stock Option is granted.

(c)           No Incentive Stock Option shall be exercisable more than ten (10) years from the date the Incentive Stock Option was granted; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall not be exercisable more than five (5) years from the date the Incentive Stock Option was granted.

(d)           The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

(e)           The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

(f)           The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Stock Options.  The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

(g)           Notwithstanding any other provisions hereof, the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent and subsidiary corporation) shall not exceed $100,000.

2.           Exercise of Incentive Stock Options.  The option price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft, or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.           Termination of Employment.

(a)           If a Grantee's employment with the Company is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(b)           If a Grantee's employment with the Company is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

(c)           If a Grantee's employment with the Company is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.           Stock Appreciation Rights

(a)           Grant.  Stock Appreciation Rights related to all or any portion of an Incentive Stock Option may be granted by the Committee to any Grantee in connection with the grant of an Incentive Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof.  Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Part II as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 4.  Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive Stock Option to which it relates.

(b)           Exercise.  No Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion shall itself be exercisable at that time.  A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

(c)           Amount of Payment.  On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

(d)           Form of Payment.  Stock Appreciation Rights may be settled in the form of cash or Stock.  If the form of payment is cash, then the amount shall be calculated pursuant to subsection (c) of this Section 4.  If the form of payment is Stock, then the number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right.  The value of fractional shares of Stock shall be paid in cash.

(e)           Effect of Exercise of Right or Related Option.  If the related Incentive Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

(f)           Non-transferability.  A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by the Grantee.

(g)           Termination of Employment.  If the Grantee ceases to be an Employee of the Company for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.

III.  NON-QUALIFIED STOCK OPTION PROVISIONS

1.           Granting of Stock Options.

(a)           Officers, Employees, Directors, and Consultants shall be eligible to receive Non-Qualified Stock Options under the Plan.

(b)           The Committee shall determine and designate from time to time those officers, Employees, Directors, and Consultants who are to be granted Non-Qualified Stock Options and the amount subject to each Non-Qualified Stock Option.

(c)           The Committee may grant at any time new Non-Qualified Stock Options to an Employee, Director, or Consultant who has previously received Non-Qualified Stock Options or other Stock Options, whether such prior Non-Qualified Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Non-Qualified Stock Options.

(d)           The Committee shall determine the purchase price of each share of Stock subject to a Non-Qualified Stock Option.  Such price shall not be less than 100% of the Fair Market Value of such Stock on the date the Non-Qualified Stock Option is granted.

(e)           The Committee, in its sole discretion, shall determine whether any particular Non-Qualified Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Qualified Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including providing for a cashless exercise provision or the extension of a Non-Qualified Stock Option, provided that such extension does not extend the option beyond the period specified in paragraph (f) below.

(f)           No Non-Qualified Stock Option shall be exercisable more than ten years from the date such option is granted.

2.           Exercise of Stock Options.   The option price of a Non-Qualified Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft, or postal or express money order, (ii) by the surrender of Stock then owned by the Grantee, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, (iv) by a casless exercise if so granted by the Committee, or (v) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

 3.           Termination of Relationship.

(a)           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

(b)           If a Grantee's employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

(c)           If a Grantee's employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve months following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.           Stock Appreciation Rights

(a)           Grant.  Stock Appreciation Rights related to all or any portion of a Non-Qualified Stock Option may be granted by the Committee to any Grantee in connection with the grant of a Non-Qualified Stock Option or unexercised portion thereof held by the Grantee at any time and from time to time during the term thereof.  Each Stock Appreciation Right shall be granted at least at Fair Market Value on the date of grant and be subject to such terms and conditions not inconsistent with the provisions of this Part III as shall be determined by the Committee and included in the agreement relating to such Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 4.  Each Stock Appreciation Right may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Non-Qualified Stock Option to which it relates.

(b)           Exercise.  No Stock Appreciation Right shall be exercisable with respect to such related Non-Qualified Stock Option or portion thereof unless such Non-Qualified Stock Option or portion shall itself be exercisable at that time.  A Stock Appreciation Right shall be exercised only upon surrender of the related Non-Qualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

(c)           Amount of Payment.  On exercise of a Stock Appreciation Right, a Grantee shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Non-Qualified Stock Option and (ii) the number of shares of Stock in respect of which the Stock Appreciation Right shall have been exercised.

(d)           Form of Payment.  Stock Appreciation Rights may be settled in the form of cash or Stock.  If the form of payment is cash, then the amount shall be calculated pursuant to subsection (c) of this Section 4.  If the form of payment is Stock, then the number of shares of Stock to be distributed shall be the largest whole number obtained by dividing the amount otherwise distributable in respect of such settlement by the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right.  The value of fractional shares of Stock shall be paid in cash.

(e)           Effect of Exercise of Right or Related Option.  If the related Non-Qualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Stock purchased pursuant to such exercise (but not with respect to any unpurchased Stock) shall be terminated as of the date of exercise if such Stock Appreciation Right is not exercised on such date.

(f)           Non-transferability.  A Stock Appreciation Right shall not be transferable or assignable by the Grantee other than by will or the laws of descent and distribution, and shall be exercisable during the Grantee's lifetime only by the Grantee.

(g)           Termination of Employment.  If the Grantee ceases to be an officer, Employee, Director, or Consultant of the Company for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Non-Qualified Stock Option or portion thereof.

IV.  RESTRICTED STOCK AWARDS

1.           Grant of Restricted Stock.

(a)  Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under the Plan.

(b)           The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Stock subject to such Stock Award.

(c)           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

2.           Termination of Relationship.

(a)           If a Grantee's employment with the Company, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock such Stock shall be forfeited and the Grantee shall return the certificates representing such Stock to the Company.

(b)           If the restrictions applicable to a grant of Restricted Stock shall lapse, the Grantee shall hold such Stock free and clear of all such restrictions except as otherwise provided in the Plan.

V.  UNRESTRICTED STOCK AWARDS

1.           Grant of Unrestricted Stock.

(a)           Officers, Employees, Directors, and Consultants shall be eligible to receive grants of Unrestricted Stock under the Plan.

(b)           The Committee shall determine and designate from time to time those officers, Employees, Directors and Consultants who are to be granted Unrestricted Stock and number of shares of Stock subject to such Stock Award.

2.           Issuance of Stock.  The Grantee shall hold Stock issued pursuant to an Unrestricted Stock award free and clear of all restrictions except as otherwise provided in the Plan.

VI.  GENERAL PROVISIONS

1.           Substitution of Options.  In the event of a corporate merger or consolidation, or the acquisition by the Company of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Stock Options, Stock Awards and Stock Appreciation Rights under this Plan for Stock Options, Stock Awards and Stock Appreciation Rights under the plan of the acquired corporation provided (i) the excess of the aggregate fair market value of the shares of Stock subject to a Stock Option immediately after the substitution over the aggregate option price of such Stock is not more than the similar excess immediately before such substitution and (ii) the new Stock Option does not give the Grantee additional benefits, including any extension of the exercise period.   Alternatively, the Committee may provide that each Stock Option, Stock Award and Stock Appreciation Right granted under the Plan shall terminate as of a date to be fixed by the Board; provided, that no less than thirty days written notice of the date so fixed shall be given to each holder, and each holder shall have the right, during the period of thirty days preceding such termination, to exercise the Stock Options, Stock Awards and Stock Appreciation Rights as to all or any part of the Stock covered thereby, including Stock as to which such Stock Options, Stock Awards and Stock Appreciation Rights would not otherwise be exercisable.

2.           Adjustment Provisions.

(a)           In the event that a dividend shall be declared upon the Stock payable in shares of the Company's common stock, the number of shares of Stock then subject to any Stock Option or Stock Award outstanding under the Plan and the number of shares reserved for the grant of Stock Options or Stock Awards pursuant to the Plan shall be adjusted by adding to each such share the number of shares which would be distributable in respect thereof if such shares had been outstanding on the date fixed for determining the shareholders of the Company entitled to receive such share dividend.

(b)           If the shares of Stock outstanding are changed into or exchanged for a different number or class or other securities of the Company or of another corporation, whether through split-up, merger, consolidation, reorganization, reclassification or  recapitalization then there shall be substituted for each share of Stock subject to any such Stock Option or Stock Award and for each share of Stock reserved for the grant of Stock Options or Stock Awards pursuant to the Plan the number and kind of shares or other securities into which each outstanding share of Stock shall have been so changed or for which each share shall have been exchanged.

(c)           In the event there shall be any change, other than as specified above in this Section 2, in the number or kind of outstanding shares of Stock or of any shares or other securities into which such shares shall have been changed or for which they shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for the grant of Stock Options or Stock Awards pursuant to the Plan and of the shares then subject to Stock Options or Stock Awards, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan and of each Stock Option and Stock Award outstanding thereunder.

(d)           Each Stock Appreciation Right outstanding at the time of any adjustment pursuant to this Section 2 and the number of outstanding Stock Appreciation Rights, shall be adjusted, changed or exchanged in the same manner as related Stock Options.

(e)           In the case of any such substitution or adjustment as provided for in this Section 2, the option price set forth in each outstanding Stock Option for each share covered thereby prior to such substitution or adjustment will be the option price for all shares or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 2, and the price per share shall be adjusted accordingly.

(f)           No adjustment or substitution provided for in this Section 2 shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

(g)           Upon any adjustment made pursuant to this Section 2 the Company will, upon request, deliver to the Grantee a certificate setting forth the option price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

3.           General.

(a)           Each Stock Option, Stock Award and Stock Appreciation Right shall be evidenced by a written instrument containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

(b)           The granting of a Stock Option, Stock Award or Stock Appreciation Right in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company, and all Employees shall remain subject to discharge to the same extent as if the Plan were not in effect.

(c)           No officer, Employee, Director, or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Company, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option or any Stock Award except as set forth herein.  The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

(d)           No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

(e)           Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company's obligation to issue or deliver any certificate or certificates for shares of Stock under a Stock Option or Stock Award, and the transferability of Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

(i)           Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(ii)           The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

(f)           All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction over such payments.  The Grantee may be required to pay to the Company the amount of any withholding taxes which the Company is required to withhold with respect to a Stock Option or its exercise or a Stock Award.  In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

(g)           In the case of a grant of a Stock Option or Stock Award to any Employee of a Subsidiary, the Company may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to such Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of the Plan.

(h)           A Grantee entitled to Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent that a stock certificate is issued therefor and then only from the date such certificate is issued.  No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.  The Company shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

(i)           The grant or exercise of Stock Options granted under the Plan or the grant of a Stock Award under the Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Stock which may be beneficially owned or held by any Grantee.

(j)       The Company intends that the Plan shall comply with the requirements of Rule 16b-3 (the “Rule”) under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for the Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

(k)           The Company intends that the Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable.  Should any changes to the Plan be necessary for the Plan to comply with the requirements of Code Section 409A the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

(l)           The Company will seek stockholder approval in the manner and to the degree required under applicable laws.  If the Company fails to obtain any required stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under the Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Non-Qualified Stock Option.

[End of Document]